EXHIBIT 10.42
                                                                   -------------

                                                                  Execution Copy
                                                                  --------------


                          LIMITED WAIVER AND AMENDMENT

         LIMITED WAIVER AND AMENDMENT, dated as of December 20, 2005 (this "Waiver and Amendment"), to that certain Note and Warrant Purchase Agreement, dated as of March 31, 2004 (the "Original Purchase Agreement"), as amended by the amendments and waivers hereinafter referred to, by and among Advanced Aesthetics, Inc., a Delaware corporation (the "Old Parent") and each of Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company ("Anushka PBG"), Anushka Boca Acquisition Sub, LLC, a Delaware limited liability company ("Anushka Boca"), Wild Hare Acquisition Sub, LLC, a Delaware limited liability company ("Wild Hare Acquisition"), DiSchino Corporation, a Florida corporation ("DiSchino"), and Advanced K, LLC, a Delaware limited liability company ("Advanced K, LLC"; each of Advanced K, LLC, Anushka PBG, Anushka Boca, Wild Hare Acquisition and DiSchino being herein called a "Co-Borrower"; the Co-Borrowers and the Old Parent being herein collectively called the "Obligors"), the other affiliates of the Old Parent listed on the signature pages hereto (the "Other Guarantors"), Technology Investment Capital Corp., a Maryland corporation, as Collateral Agent (the "Collateral Agent") and Purchaser (the "Purchaser"), and TrueYou.com, Inc., a Delaware corporation (the "New Parent").

                                 R E C I T A L S

         A. Pursuant to the Original Purchase Agreement, the Purchaser agreed to purchase, subject to the satisfaction of certain conditions, senior secured promissory notes due 2009 of the Co-Borrowers (the "Note") in a maximum aggregate principal amount of $10,000,000.

         B. Pursuant to amendments dated May 30, 2004, June 29, 2004, September 30, 2004, March 15, 2005 and July 11, 2005, a Limited Waiver and Amendment dated February 23, 2005, a Waiver and Amendment dated as of August 30, 2005, a Limited Waiver and Amendment dated as of October 26, 2005 (the "October Amendment"), and an Amendment to Note and Warrant Purchase Agreement dated as of November 29, 2005 (the foregoing amendments and waivers being herein collectively called the "Amendments"), certain amendments were made to the Original Purchase Agreement and certain obligations under the Original Purchase Agreement were waived by the Purchaser. The Original Purchase Agreement as amended by the Amendments is hereinafter referred to as the "Existing Purchase Agreement". Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Existing Purchase Agreement or in the Security Agreement (as the case may be).

         C. Pursuant to a Share Exchange Agreement dated as of the date hereof (the "Exchange Agreement") among the New Parent, the Old Parent and the securityholders  of the  Old  Parent  signatory  thereto,  on the  date  hereof, immediately prior to the execution of this Waiver and Amendment, the securityholders of the Old Parent (including the Purchaser), with certain exceptions, have transferred all securities of the Old Parent owned by them to the New Parent, in exchange for securities of the New Parent, as a result of which the Old Parent has become a subsidiary of the New Parent (such exchange of securities and the other transactions contemplated by the Exchange Agreement to occur on the date hereof being hereinafter collectively called the "Exchange Transactions"). In connection therewith, on the date hereof the Purchaser has exchanged all of its outstanding warrants to purchase common stock of the Old Parent for new warrants (the "New Warrants") to purchase shares of the common stock, par value $.001 per share, of the New Parent ("TrueYou Common Stock") and otherwise containing substantially the same terms and provisions as were contained in the warrants so exchanged, all in accordance with the terms and provisions of the Exchange Agreement.

         D. Under the terms of the October Amendment, the parties thereto agreed in Sections 4, 5 and 7 thereof that the time for delivery by the Obligors of certain monthly, quarterly and annual financial statements of the Old Parent and its Subsidiaries (the "Delayed Financial Statements") would be extended to November 15, 2005. The Obligors failed to deliver the Delayed Financial Statements on or prior to that date and did not complete the delivery thereof until December 15, 2005.

         E. The Obligors and the New Parent have requested, and the Purchaser has agreed, to make certain amendments to, and to waive certain obligations under, the Existing Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Consent to Amendment to Certificate of Incorporation. The Purchaser hereby consents to the adoption by the Old Parent of an amendment to its Certificate of Incorporation increasing its authorized capital to 70,000,000 shares of common stock, which amendment became effective on September 12, 2005, and hereby irrevocably waives any Default or Event of Default that may have occurred by reason of such amendment.

         2. Consent to Change of Name of Old Parent. The Purchaser hereby consents to the change of name of the Old Parent to "Klinger Advanced Aesthetics Inc.," and irrevocably waives any requirement of notice with respect to such change. The Old Parent hereby consents to the filing of such Uniform Commercial Code financing statements or amendments thereto, and such other filings and other actions as in the judgment of the Collateral Agent may be required to perfect and preserve the Liens of the Collateral Agent in all Collateral of the Old Parent now owned or hereafter acquired or arising.

         3. Waiver With Respect To Delivery of Delayed Financial Statements. The Purchaser hereby irrevocably waives any Default or Event of Default resulting from the failure of the Obligors to deliver the Delayed Financial Statements to the Purchaser on or before November 15, 2005. In consideration of such waiver, the Company agrees that on each day during the period from and including November 16, 2005 to but not including December 15, 2005 (the date on which delivery of the Delayed Financial Statements to the Purchaser was completed), the outstanding principal amount of the Note shall bear interest at the rate of 15% per annum, in lieu of the rate that would otherwise apply pursuant to
Section 2.2(d)(i) or (ii) of the Existing Purchase Agreement as in effect immediately prior to the date hereof (and the provisions of Section 2.2(d)(i) and (ii) of the Existing Purchase Agreement and the corresponding provisions of the Note shall hereby be deemed amended to so provide with respect to such period).

         4. Consent to Exchange Transactions. The Purchaser hereby consents to the execution and delivery by the Old Parent of the Exchange Agreement and to the performance by it of its obligations thereunder, and agrees that the Exchange Transactions, if effected in accordance with the terms of the Exchange Agreement, will not constitute or be deemed to have resulted in a Change of Control or a Default or Event of Default. The New Warrant to be issued to the Purchaser on the Closing Date shall be in the form of Exhibit A and, as consideration for setting the Exercise Price stated therein at $.001 per share, the New Parent shall pay to the Purchaser on the date the New Warrant is first exercised in whole or in part a fully earned and non-refundable fee in the amount of $1,332.00.

         5. Amendments to Transaction Documents. Effective on the date hereof, the Existing Purchase Agreement, the Security Agreement and the Guaranty Agreement are hereby amended as follows:

            (a) except where used solely in connection with a stated event or condition occurring or period ending prior to the date hereof, the term "Parent" as used in the Existing Purchase Agreement shall be deemed to mean and refer to the New Parent;

            (b) the term "Closing Date" appearing at the end of the definition of "Change of Control" appearing in Section 1 of the Existing Purchase Agreement is hereby deleted and there is inserted in lieu thereof the phrase "December 20, 2005 after giving effect to the transactions contemplated by the Share Exchange Agreement dated as of such date among the Parent, Advanced Aesthetics, Inc. and the securityholders parties thereto";

            (c) the term "Guarantor" as used in the Existing Purchase Agreement and the Guaranty Agreement shall be deemed to include the New Parent in addition to all other Persons referred to by that term immediately prior to the date hereof;

            (d) the term "Obligor" as used in the Existing Purchase Agreement and the Guaranty Agreement shall be deemed to include the New Parent in addition to all other Persons referred to by that term immediately prior to the date hereof;

            (e) the term "Grantor" as used in the Security Agreement shall be deemed to include the New Parent in addition to all other Persons referred to by that term immediately prior to the date hereof;

            (f) the Existing Purchase Agreement shall be deemed amended to add the New Parent as a party thereto, as the "Parent" and a "Guarantor" and "Obligor" thereunder;

            (f) the Security Agreement shall be deemed amended to add the New Parent as a party thereto and a "Grantor" thereunder; and

                  (g) the Guaranty Agreement shall be deemed amended to add the New Parent as a party thereto and a "Guarantor" thereunder.

         6. Assumption of Obligations.
            -------------------------

            (a) The New Parent hereby agrees that, effective on the date hereof:

               (i) it  shall  become  and  shall  hereafter  be a  party  to the
            Existing Purchase Agreement, as amended by this Waiver and Amendment, as the "Parent" and an additional "Obligor" thereunder, and shall hereafter perform all of its obligations as such party thereunder;

               (ii) it  shall  become  and  shall  hereafter  be a party  to the
            Guaranty Agreement as an additional "Guarantor" thereunder and shall hereafter perform all of its obligations as such party thereunder;

               (iii) it  shall  become  and  shall  hereafter  be a party to the
            Security Agreement as an additional "Grantor" thereunder and shall hereafter perform all of its obligations as such party thereunder; and in accordance therewith the New Parent hereby grants to the Collateral Agent a security interest in all Collateral now owned by it or hereafter acquired by it or arising, and all proceeds and products thereof, to secure the payment and performance in full of all of the Obligations, and hereby further pledges to the Collateral Agent, in accordance with the terms of the Security Agreement, all of the shares of capital stock of the Old Parent owned by it on the date hereof immediately after giving effect to the Exchange Transactions, and as soon as practicable (and in no event more than five Business Days) after the date hereof shall deliver to the Collateral Agent all certificates representing such shares of capital stock, accompanied by appropriate undated stock powers duly executed by the New Parent in blank; and

               (iv) it hereby assumes all obligations and liabilities of the Old
            Parent under the Registration Rights Agreement dated as of March 31, 2004 between the Old Parent and the Purchaser, and further agrees that, from and after the date hereof, the term "Company" as used therein shall be deemed to refer to the New Parent and the term
            "Common Shares" as used therein shall be deemed to refer to the shares of common stock of the New Parent.

            (b) The Old Parent agrees that on and after the date hereof it shall remain a party to (i) the Purchase Agreement as an Obligor thereunder, (ii) the Guaranty Agreement as a Guarantor thereunder, and (iii) the Security Agreement as a Grantor thereunder, and shall hereafter perform its obligations as such respective party under each of such agreements. The Old Parent hereby further agrees that, effective on the date hereof, the Securityholders Agreement dated as of March 31, 2004 between the Old Parent and the Purchaser is terminated and shall be of no further force or effect

         7. Representations and Warranties of the Obligors, the Other Guarantors the New Parent. Each of the Obligors and Other Guarantors and the New Parent represents and warrants to the Purchaser that:

         (a) After giving effect to the transactions contemplated by this Waiver and Amendment, no Default or Event of Default will have occurred and be continuing.

         (b) After giving effect to this Waiver and Amendment, the representations and warranties contained in Section 3 of the Existing Purchase Agreement as hereby further amended are true in all material respects on and as of the date hereof after giving effect to the Exchange Transactions as if made on and as of the date hereof after giving effect thereto, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true in all material respects as of such earlier date.

         (c) The execution, delivery and performance by each of the Obligors and Other Guarantors and the New Parent of this Waiver and Amendment are within their respective corporate or limited liability company powers and have been duly authorized by all necessary corporate or limited liability company action of each respective Obligor and Other Guarantor and the New Parent. This Waiver and Amendment has been duly executed and delivered by each of the Obligors and Other Guarantors and the New Parent and is the legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

         (d) Neither the execution and delivery by any of the Obligors or Other Guarantors or the New Parent of this Waiver and Amendment, nor the fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any properties or assets of any Obligor or Other Guarantor or the New Parent pursuant to, the Organizational Documents of such Obligor or Other Guarantor or New Parent or any contract, agreement, mortgage, indenture, lease or instrument to which such Obligor or Other Guarantor or the New Parent is a party or by which it is bound or to which any of its assets are subject, or any Requirement of Law to which such Obligor or Other Guarantor or the New Parent or any of its assets are subject.

         (e) No consent, approval or authorization of or declaration, registration or filing with any Governmental Authority or any nongovernmental Person, including, without limitation, any creditor or stockholder of any Obligor or Other Guarantor or the New Parent, is required in connection with the execution or delivery by it of this Waiver and Amendment or the performance by it of its obligations hereunder, or as a condition to the legality, validity or enforceability of this Waiver and Amendment or any provision hereof.

         8. Additional Representations, Warranties and Covenants of the New Parent.

         (a) Attached hereto as Schedule 1 is a certificate signed by the New Parent and entitled "Perfection Certificate" (the "Perfection Certificate"). The New Parent represents and warrants to the Collateral Agent as follows: (a) the New Parent's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the New Parent is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate,
(c) the Perfection Certificate accurately sets forth the New Parent's organizational identification number or accurately states that the New Parent has none, (d) the Perfection Certificate accurately sets forth the New Parent's place of business or, if more than one, its chief executive office as well as the New Parent's mailing address if different, and (e) all other information set forth on the Perfection Certificate pertaining to the New Parent is accurate and complete.

         (b) As soon as practicable after the date hereof, the New Parent shall use its best efforts to cause its Certificate of Incorporation to be amended to increase the number of authorized shares of TrueYou Common Stock to such number as shall be sufficient to permit the exercise in full of the New Warrants (in addition to such number thereof as shall be required for issuance upon exercise of all other outstanding warrants, options and other rights to subscribe for or purchase shares of TrueYou Common Stock or upon conversion of all outstanding securities that are convertible into or exchangeable for such shares), and shall thereupon reserve for issuance upon exercise of the New Warrants that number of authorized shares of TrueYou Common Stock which shall be required for such purpose. In the event that the Purchaser shall notify the New Parent at any time prior to the effective date of such amendment that it desires to exercise the New Warrants prior to such effective date, the New Parent shall thereupon promptly issue to the Purchaser, in exchange for the New Warrants, substitute warrants exercisable to purchase that number of shares of a series of convertible preferred stock of the New Parent that are then immediately convertible into the number of shares of TrueYou Common Stock that would then have been issuable upon exercise of the New Warrants in full if the Certificate of Incorporation of the New Parent had then provided for sufficient authorized shares of TrueYou Common Stock to satisfy such exercise, and otherwise containing substantially the same terms and provisions as the New Warrants.

         (c) The New Parent hereby further agrees that the shares of TrueYou Common Stock issuable on exercise of the New Warrants will be included in the securities to be registered for resale pursuant to the Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission as provided in
Section 7.07(a) of the Exchange Agreement, on the same basis as the other shares of TrueYou Common Stock to be registered thereunder.

         9. Additional Delivery Requirements. The New Parent and the Old Parent hereby agree that, promptly (and in any event within five Business Days) after the date hereof, they shall deliver to the Purchaser (i) a pro forma balance sheet, based on the latest available quarterly historical balance sheets of the New Parent and the Old Parent, showing the effect of the Exchange Transactions on a pro forma basis as though the Exchange Transactions had occurred immediately prior to the date of such historical balance sheets, and (ii) a true and correct list, as of the date hereof immediately after giving effect to the Exchange Transactions, of all record owners of the capital stock of the New Parent, and holders of all options, warrants and other rights to purchase or acquire capital stock of the New Parent and securities convertible into or exchangeable for shares of capital stock of the New Parent, identifying each such record owner, and the number of shares of each class of capital stock and the number of all such options, warrants, rights or convertible or exchangeable securities owned of record by each such Person. It is hereby further agreed that a breach of any of the representations, warranties, covenants or agreements contained in this Section 9 or in Section 7 or 8 hereof shall constitute an Event of Default under the Existing Purchase Agreement as hereby amended.

         10. Payment of Fees and Expenses. The Obligors and the New Parent shall pay, or reimburse the Purchaser for, all costs and expenses of the Purchaser incurred in connection with the negotiation, preparation and execution of this Amendment and Waiver, including without limitation the fees and cash disbursements of Purchaser's special counsel, Nixon Peabody LLP.

         11. Effect of Waiver and Amendment. It is hereby agreed that, except as specifically provided herein, this Waiver and Amendment does not in any way affect or impair the terms, conditions and other provisions of the Existing Purchase Agreement or any of the other Transaction Documents, or the obligations of the Obligors or Other Guarantors thereunder, and all terms, conditions and other provisions of the Existing Purchase Agreement and the other Transaction
Documents shall remain in full force and effect except to the extent specifically amended, modified or waived pursuant to the provisions of this Waiver and Amendment.

         12. Counterparts. This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Waiver and Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. Delivery of manually executed counterparts of this Waiver and Amendment shall immediately follow delivery by telecopy or other electronic means, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

         13. Governing Law. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         14. Headings. Section headings are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment for any other purposes.

              [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment as of the day and year first written above.

                                     ADVANCED AESTHETICS, INC.

                                     By: /s/ John Higgins
                                        ----------------------------------------
                                          Name: John Higgins
                                          Title: President


                                     ANUSHKA PBG ACQUISITION SUB, LLC

                                     By: /s/ John Higgins
                                        ----------------------------------------
                                          Name: John Higgins
                                          Title: President


                                     ANUSHKA BOCA ACQUISITION SUB, LLC

                                     By: /s/ John Higgins
                                        ----------------------------------------
                                          Name: John Higgins
                                          Title: President


                                     WILD HARE ACQUISITION SUB, LLC

                                     By: /s/ John Higgins
                                        ----------------------------------------
                                          Name: John Higgins
                                          Title: President


                                     DISCHINO CORPORATION

                                     By: /s/ John Higgins
                                        ----------------------------------------
                                          Name: John Higgins
                                          Title: President

                                     ADVANCED K, LLC


                                     By: /s/ John Higgins
                                        ----------------------------------------
                                          Name: John Higgins
                                          Title: President


                                     ANUSHKA PBG, LLC

                                     By: /s/ John Higgins
                                        ----------------------------------------
                                          Name: John Higgins
                                          Title: President


                                     ANUSHKA BOCA, LLC

                                     By: /s/ John Higgins
                                        ----------------------------------------
                                          Name: John Higgins
                                          Title: President


                                     WILD HARE, LLC

                                     By: /s/ John Higgins
                                        ----------------------------------------
                                          Name: John Higgins
                                          Title: President


                                     ADVANCED AESTHETICS SUB, INC.

                                     By: /s/ John Higgins
                                        ----------------------------------------
                                          Name: John Higgins
                                          Title: President

                                     ADVANCED AESTHETICS, LLC

                                     By: /s/ John Higgins
                                        ----------------------------------------
                                          Name: John Higgins
                                          Title: President


                                     TRUEYOU.COM, INC.

                                     By: /s/ John Higgins
                                        ----------------------------------------
                                          Name: John Higgins
                                          Title: President


                                     TECHNOLOGY INVESTMENT CAPITAL CORP., as
                                     Collateral Agent and Purchaser

                                     By: /s/ Saul B. Rosenthal
                                        ----------------------------------------
                                        Name:  Saul B. Rosenthal
                                        Title:  President